UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2019

IDEANOMICS, INC.

(Exact name of registrant as specified in its charter)

Nevada	20-1778374
(State or other jurisdiction	(IRS Employer
of incorporation)	Identification No.)

001-35561

(Commission File Number)

55 Broadway, 19th Floor, New York, NY 10006

(Address of principal executive offices) (Zip Code)

212-206-1216

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01	Entry into a Material Definitive Agreement.

On February 22, 2019, Ideanomics, Inc. (the “Company”) entered into a Convertible Note Purchase Agreement (the “Purchase Agreement”), with ID Venturas 7, LLC. an exempted company incorporated and existing under the laws of the Delaware (“ID Venturas”), pursuant to which ID Venturas invested $2,050,000 and received (i) a promissory note (the “Convertible Note”) in the amount of $2,050,000 which is senior secured and convertible at $1.84 per share of Company common stock, subject to anti-dilution adjustments, (ii) 1,000,000 shares of common stock of the Company and (iii) a warrant (the “Warrant”) exercisable for 150% of the number of shares of common stock which the Note is convertible into. The Convertible Note is convertible into common stock, par value $0.001 per share (the “Common Stock”), at a conversion price of $1.84, subject to anti-dilution adjustements. The Convertible Note matures on August 22, 2020 and accrues at an 10% interest rate. Pursuant to the terms of the Convertibale Note, ID Venturas has anti-dilution rights which adjust the $1.84 conversion price in connection with issuances below $1.84.

In connection with the above transaction, the Company also entered into a registration rights agreement with ID Venturas (the “Registration Rights Agreement”) which grants ID Venturas demand registration rights.

The foregoing description of the Purchase Agreement, the Convertible Note, the Warrant and the Registration Rights Agreement is not purported to be complete and is qualified in its entirety by reference to the complete text of such agreement which will be filed as an exhibit to a Form 10-Q of the Company, as required.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information pertaining to the Purchase Agreement and the Bond discussed in Item 1.01 of this Form 8-K is incorporated herein by reference in its entirety.

Item 3.02.	Unregistered Sales of Equity Securities.

The information pertaining to the sale of shares of the Common Stock discussed in Item 1.01 of this Form 8-K is incorporated herein by reference in its entirety.

The Company issued the shares of its Common Stock in reliance on exemptions from registration provided by Section 4(a)(2) of the Securities Act, Rule 506 of Regulation D promulgated thereunder and/or Regulation S under the Securities Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ideanomics, Inc.

Date: February 22, 2019	By:	/s/ Alfred Poor
Alfred Poor
Chief Executive Officer